                                    KEYSTONE

                               (Photo of building)

                                     FLORIDA
                                 TAX FREE FUND


                               Evergreen Keystone
                   (Logo)            FUNDS          (Logo)

                                 ANNUAL REPORT
                                 MARCH 31, 1997

PAGE 1
KEYSTONE FLORIDA TAX FREE FUND
SEEKS GENEROUS TAX-FREE INCOME FROM HIGH-QUALITY MUNICIPAL BONDS.

Dear Shareholders:

We are pleased to report to you on the activities of Keystone Florida Tax Free Fund for the 12-month period which ended March 31, 1997. Following our letter to you, we have included a discussion with your Fund's manager and complete financial information.

PERFORMANCE

Your Fund provided a positive total return for the twelve-month period, with the following investment results:
  Class A shares returned 3.50%.
  Class B shares returned 2.75%.
  Class C shares returned 2.74%.
  The total return of the benchmark Lehman Municipal Bond Index was 5.46% for the 12-month period. The Fund's results reflected the overall underperformance of higher-quality municipal bonds, as well as the Fund's overweighting in longer maturity bonds at the beginning of the fiscal year. Your Fund's performance was hurt when interest rates rose in April and May 1996, and prices of bonds, especially long-term bonds, fell.

A YEAR OF CONTRASTS

The 12-month period covered a number of contrasting environments in the fixed-income markets, with interest rates rising in the spring and summer of 1996, then declining in the fourth quarter of the calendar year, and going up again in the first three months of 1997. The volatility in the market occurred despite the fact that the economy was growing moderately and inflation was benign, corporate earnings were strong, and there were no serious credit problems. Despite these solid fundamentals, the dominant emotion among investors was that of uncertainty.
  During most of the fiscal year, your Fund was positioned for a favorable municipal-bond market, with a heavy weighting of longer-maturity bonds. That strategy held back our results in the first six months of the fiscal year, when interest rates unexpectedly rose. Generally, the values of long-term bonds decline more than those of shorter-term bonds when interest rates rise. However, the reverse is also true, and when rates declined, the Fund was in a good position to take profits by selling its long-term bonds into a strong market.

POSITIVE LOCAL ECONOMY

The local economic climate was kind to investors. Florida's economy continued to outperform the national economy, due to the state's population growth and low-cost business environment. Although tourism and agriculture are still key contributors to Florida's fiscal health, international trade and service sectors have become increasingly important.

OUTLOOK

At this writing, the Federal Reserve has started to raise short-term interest rates in an effort to contain inflationary pressures. It is possible that interest rates may rise further before they stabilize or start moving down. This would contribute to some short-term price fluctuations. However, the longer-term outlook at Evergreen Keystone is that inflation is not likely to get out of control, and the bond market should stabilize. In this environment investors in Keystone Florida Tax Free Fund should continue to have opportunities for attractive, real returns on an after-tax, after-inflation basis.

                                 -- CONTINUED--

PAGE 2
KEYSTONE FLORIDA TAX FREE FUND

  We believe it makes sense for investors-- particularly those in higher income tax brackets-- to maintain a portion of their portfolios in municipal bond funds as part of an overall asset allocation plan. At the close of April 1997, long-term tax exempt bonds yielded 5.88%. For a married couple in the 36% federal income tax bracket, a 5.88% tax-free yield is equivalent to a taxable bond paying a 9.19% yield.
  We appreciate your continued support of the Evergreen Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner, III                      (photo of Albert H. Elfner, III)
Albert H. Elfner, III                          ALBERT H. ELFNER, III
CHAIRMAN                                       (photo of George S. Bissell)
KEYSTONE INVESTMENT MANAGEMENT COMPANY         GEORGE S. BISSELL

/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

May 1997

                               A Discussion with
                              Your Fund's Manager

                          (Photo of George J. Kimball)

   YOUR FUND IS MANAGED BY GEORGE J. KIMBALL, A KEYSTONE VICE PRESIDENT AND PORTFOLIO MANAGER. AN INVESTMENT PROFESSIONAL WITH 11 YEARS' EXPERIENCE, MR. KIMBALL IS A CHARTERED FINANCIAL ANALYST, AND HOLDS A B.A. FROM HAMILTON COLLEGE AND AN M.B.A. FROM DUKE UNIVERSITY. HE IS SUPPORTED BY THE MUNICIPAL BOND TEAM OF KEYSTONE INVESTMENT MANAGEMENT COMPANY. THE TEAM MANAGES MORE THAN $2 BILLION IN MUNICIPAL BOND ASSETS IN A
                             VARIETY OF PORTFOLIOS.

Q WHAT WAS THE ENVIRONMENT LIKE FOR MUNICIPAL BONDS DURING THE PAST FISCAL YEAR?

A The municipal market experienced both ups and downs during the 12-month period ended on March 31, 1997. The initial period, from April to August, was very difficult. Fears of excessive growth and potentially higher inflation caused interest rates to rise and bond prices to decline. The erosion in values was more pronounced among taxable bonds, but municipal securities were also affected. However, the market rebounded within a few months, and by September, bond investors were enjoying a strong rally in which municipal bonds did particularly well. The market rotation came full circle during the first three months of 1997, when renewed fears of rising rates brought yields up and prices down.

Q HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A The performance was mixed, consistent with the market. During most of 1996, the portfolio reflected our fundamentally favorable outlook on the municipal market. That means we had a heavy weighting in longer maturity bonds, which held back our performance when interest rates rose unexpectedly in the spring and summer of 1996. On the other hand, when rates declined in the fall, we were able to take profits from selling our long bonds and boost returns.

Q HOW DID YOU POSITION THE FUND GOING INTO 1997?

A Early in January of 1997, the Fund began structuring the portfolio more defensively by replacing the 25- and 30-year bonds with shorter-maturity bonds, which are generally not as sensitive to interest rate moves as long bonds. At the close of the fiscal year, the average maturity of the bonds in the portfolio was 17.5 years, slightly less than the Fund's peer group. We felt that with a high likelihood of a tighter interest rate policy, a more conservative posture was appropriate.

Q WHAT WAS THE QUALITY OF THE PORTFOLIO?

A The Fund maintained a high overall quality. By far the heaviest weighting was in top-rated AAA bonds, at 42.46% of net assets. However, we were mindful of the shareholders' need for competitive current income. To maximize the Fund's income potential, we bought bonds with a lower credit rating, but no lower than BBB. At the close of the fiscal year, the average credit quality of the portfolio was AA.

PAGE 4
KEYSTONE FLORIDA TAX FREE FUND

Q HOW DID FLORIDA'S MUNICIPAL-BONDS RESPOND TO GENERAL MARKET'S EVENTS?

A The state of Florida was just recently upgraded from an AA to AA+ by the Standard & Poor's, as a result of budget stabilization, sound financial position, and strong economic growth. Florida is a good place for new businesses, because of relatively low business costs. Moreover, a large senior population creates solid demand for municipal bonds. So the overall economic backdrop is favorable for municipal bonds in Florida.

Q THERE HAVE BEEN SERIOUS CONCERNS ABOUT CREDITWORTHINESS OF MIAMI. WHAT'S THE CURRENT SITUATION THERE?

A The Fund did not hold any debt issued by Miami, as the city has had financial difficulties. Miami has $130 million of bonds outstanding. Most of these bonds are insured, but the large shortfall in Miami's budget prompted alarm among investors. The state of Florida has appointed an oversight board to help manage that shortfall.

Q WHAT IS YOUR OUTLOOK?

A Short term, we believe the fixed-income markets will continue to experience volatility, because of the recent tightening of interest rates by the Federal Reserve and the possibility of another hike in the near future. However, the state of the economy bodes well for the long-term performance of municipal bonds. Despite the Fed's ongoing concerns about inflation, there have been no real indications that inflation is heating up. Economic growth is within a moderate range. Corporate earnings continue to meet or even exceed expectations. These are favorable fundamentals for municipal bonds.
PORTFOLIO QUALITY SUMMARY
AS OF MARCH 31, 1997


(Pie chart appears here with the following plot points.)

AAA       AA       A       BBB       Not rated
42.5%   24.8%     9.3%    21.0%        2.4%

Average portfolio quality: AA

For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).
Where Standard & Poor's ratings were not available, we used ratings from Moody's Investor Service, Inc., Fitch Investors' Service, LLP, or ratings assigned by another nationally recognized statistical rating organization.

THE BENEFITS OF TAX-FREE INVESTING
                  FEDERAL TAX BRACKET
                   31%     36%    39.6%
                  TAXABLE EQUIVALENT
Yield             YIELD
4.5%              6.5%    7.0%     7.5%
5.0%              7.2%    7.8%     8.3%
5.5%              8.0%    8.6%     9.1%

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.
                                       (diamond)

                       THIS COLUMN IS INTENDED TO ANSWER
                           QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                        200 BERKELEY STREET, 22ND FLOOR,
                       BOSTON, MASSACHUSETTS 02116-5034.

                            Growth of an Investment


Growth of an investment in
Keystone Florida Tax Free Fund Class A

In Thousands

                            12/90     3/91     3/93      3/95     3/97
Reinvested Distributions    (PLEASE FILL IN)
Initial Investment          (PLEASE FILL IN)

Total Value: $14,708

A $10,000 investment in Keystone Florida Tax Free Fund Class A made on December 28, 1990 with all distributions reinvested was worth $14,708 on March 31, 1997. Past performance is no guarantee of future results.

Performance for each class will differ. The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

You may exchange your shares for another Keystone fund by phone or in writing. You may also exchange funds through the Evergreen Keystone Express Line, 800-346-3858. The Fund reserves the right to change or terminate the exchange offer.

[CAPTION]

TWELVE-MONTH PERFORMANCE      AS OF MARCH 31, 1997
                                   CLASS A    CLASS B    CLASS C
Total returns*                       3.50 %     2.75 %     2.74 %
Net asset value          3/31/96   $10.60     $10.48     $10.50
                         3/31/97    10.40      10.28      10.30
Dividends                            0.56       0.48       0.48
Capital gains                        None       None       None

* BEFORE DEDUCTION OF FRONT-END OR CONTINGENT DEFERRED SALES CHARGE (CDSC), IF APPLICABLE.

[CAPTION]

HISTORICAL RECORD                  AS OF MARCH 31, 1997
CUMULATIVE TOTAL RETURNS         CLASS A    CLASS B    CLASS C
1-year w/o sales charge            3.50%      2.75%      2.74%
1-year                            -1.41      -2.16       1.76
5-year                            28.77        N/A        N/A
Life of Class                     47.08      17.35      19.21

AVERAGE ANNUAL RETURNS
1-year w/o sales charge            3.50%      2.75%      2.74%
1-year                            -1.41      -2.16       1.76
5-year                             5.19        N/A        N/A
Life of Class                      6.35       3.92       4.31

Class A shares were introduced on December 28, 1990. Performance is reported at the current maximum front-end sales charge of 4.75%.

Class B shares were introduced on February 1, 1993. Shares purchased after January 1, 1997 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 5% CDSC.

Class C shares were introduced on February 1, 1993. Shares purchased after January 1, 1997 are subject to a 1% CDSC during the twelve month period following the month of purchase. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

PAGE 6
KEYSTONE FLORIDA TAX FREE FUND

Your Fund's Performance


Comparison of change in value of a $10,000 investment in Keystone Florida Tax Free Fund Class A, the Lehman Municipal Bond Index and the
Consumer Price Index.

In Thousands                       December 28, 1990 through March 31, 1997

Average Annual Total Return
                1 Year     5 Year      Life of Class         LMBI $15,905
Class A         -1.41%     5.19%           6.35%            Class A $14,708
Class B         -2.16%      --             3.92%
Class C          1.76       --             4.31%
                                                          CPI $11,928
(Bar graph appears here with the following plot points.)

                         12/90    3/91    3/93    3/95    3/97
Class A                  (PLEASE FILL IN)
Lehman Municipal Bond
  Index (LMBI)           (PLEASE FILL IN)
Consumer Price Index
  (CPI)                  (PLEASE FILL IN)

Past performance is no guarantee of future results. The performance of Class B or Class C shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. The Consumer Price Index is through February 28, 1997.


This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

COMPONENTS OF THE CHART

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. KEYSTONE FLORIDA TAX FREE FUND

The Fund seeks generous tax-free income from high-quality municipal bonds. Total return quotations are stated after deducting sales charges (if applicable), fund expenses and transaction costs, and assumes reinvestment of all distributions.

2. LEHMAN MUNICIPAL BOND INDEX (LMBI)

The LMBI is a broad-based, unmanaged market index of securities issued by state and local governments. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. CONSUMER PRICE INDEX (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S.. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

UNDERSTANDING WHAT THE CHART MEANS

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

LIMITATIONS OF THE CHART

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

PERFORMANCE CAN BE DISTORTED

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

INDEXES DO NOT INCLUDE COSTS OF INVESTING

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges-- whether up-front or deferred-- pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor-- even an unmanaged index-- without incurring some charges and expenses.

ONE OF SEVERAL MEASURES

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

FUTURE RETURNS MAY BE DIFFERENT

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 8
KEYSTONE FLORIDA TAX FREE FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 1997

                                                                            COUPON    MATURITY     PRINCIPAL      MARKET
                                                                             RATE       DATE        AMOUNT         VALUE
MUNICIPAL BONDS-- 97.8%
Alliance Airport Authority, Texas, Federal Express Project                  6.375 %  04/01/2021   $ 1,500,000   $ 1,477,185
Bay County, Florida, Hospital Systems Revenue Refunding, Bay Medical
  Center Project                                                            8.000    10/01/2019     2,500,000     2,993,300
Brevard County, Florida, Health Facilities Authority Revenue Refunding,
  Wuesthoff Memorial Hospital (MBIA)                                        7.200    04/01/2013     2,000,000     2,244,380
Broward County, Florida, Collateralized Home Mortgage, Series B             7.125    03/01/2017       195,000       203,506
Broward County, Florida, Resource Recovery, South Project                   7.950    12/01/2008     2,405,000     2,611,806
Charlotte County, Florida, Utility Revenue (FGIC)                           6.750    10/01/2013     1,000,000     1,120,610
City of Tarpon Springs Health Facilities Authority, Florida, Hospital
  Refunding, Helen Ellis Hospital                                           7.625    05/01/2021     1,000,000     1,070,780
Commonwealth of Puerto Rico, Aqueduct and Sewer Authority Revenue           6.250    07/01/2012     2,000,000     2,140,040
Commonwealth of Puerto Rico, Highway Authority & Transportation Authority,
  Series Y                                                                  5.000    07/01/2036     1,000,000       852,320
Commonwealth of Puerto Rico, General Obligation, Linked Bond Payment
  Obligation (MBIA)(d)                                                      7.000    07/01/2010       500,000       573,980
Dade County, Florida, Educational Facilities Authority Revenue (St. Thomas
  University)                                                               6.000    01/01/2010     2,000,000     2,026,020
Dade County, Florida, Housing Finance Agency, Single Family Mortgage,
  Series E                                                                  7.000    03/01/2024       185,000       192,124
Dade County, Florida, School District, General Obligation                   7.375    07/01/2008        40,000        43,212
Dade County, Florida, School District, General Obligation (MBIA)            5.000    02/15/2010     1,000,000       962,470
Duval County, Florida, Single Family Mortgage Refunding (FGIC)              7.300    07/01/2011        80,000        83,950
Escambia County, Florida, Pollution Control, Champion International Corp.
  Project                                                                   6.900    08/01/2022     4,000,000     4,171,200
Florida Housing Finance Agency, Home Ownership Mortgage                     7.500    09/01/2014       150,000       158,574
Florida Housing Finance Agency, Multi-Family Housing, Series C              6.200    08/01/2016     2,000,000     2,022,400
Florida State Board of Education Capital Outlay Refunding, Public
  Education, Series D                                                       4.750    06/01/2016     1,000,000       865,440
Florida State Transportation, Jacksonville Transportation Authority         9.000    01/01/2000     1,000,000     1,056,160
Gainesville, Florida, Utilities System Revenue, Series B                    7.500    10/01/2008     3,435,000     4,116,813
Gainesville, Florida, Utilities System Revenue, Series B                    7.500    10/01/2009     3,695,000     4,436,734
Georgia State, General Obligation, Series C                                 5.250    04/01/2011     1,000,000       981,930
Halifax Hospital Medical Center, Florida, Hospital Revenue, Series A
  (MBIA)                                                                    5.200    10/01/2013     1,000,000       950,650
Hillsborough County, Florida, Hospital Authority, Hospital Revenue, Tampa
  General Hospital Project (FSA)                                            6.375    10/01/2013     2,000,000     2,100,040
Jacksonville, Florida, Health Facilities Authority, St. Luke's Hospital
  Association                                                               7.125    11/15/2020     3,000,000     3,232,770
Martin County, Florida, Industrial Development Authority, Industrial
  Development Revenue, Indiantown Cogeneration Project A                    7.875    12/15/2025     1,500,000     1,703,445
McKeesport, Pennsylvania, Hospital Authority Revenue,
  McKeesport Hospital Project                                               6.500    07/01/2008       875,000       886,121
Miami Beach, Florida, Resort Tax Revenue (AMBAC)                            6.250    10/01/2022     1,470,000     1,549,762
Miramar, Florida, Wastewater Improvement Assessment Revenue (FGIC)          6.750    10/01/2016     1,000,000     1,085,220

                                                        (CONTINUED ON NEXT PAGE)

                                                                            COUPON    MATURITY     PRINCIPAL      MARKET
                                                                             RATE       DATE        AMOUNT         VALUE
MUNICIPAL BONDS-- CONTINUED
New York, New York, General Obligation, Series H                            6.000 %  08/01/2013   $ 3,300,000   $ 3,192,189
New York, New York, General Obligation, Series I                            5.875    03/15/2011     1,000,000       967,740
North Broward County, Florida, Hospital District Revenue (MBIA)             5.375    01/15/2012     1,945,000     1,879,259
North Broward County, Florida, Hospital District Revenue (MBIA)             5.375    01/15/2013     1,000,000       959,840
North Broward County, Florida, Hospital District Revenue (MBIA)             5.250    01/15/2017     1,250,000     1,162,288
North Springs Improvement District, Florida, Water and Sewer Revenue,
  Series B (MBIA)                                                           6.500    12/01/2016     1,335,000     1,445,124
Okaloosa County, Florida, Gas District, Refunding and Improvement (MBIA)    6.850    10/01/2014     2,550,000     2,851,946
Orange County, Florida, Health Facilities Authority, Hospital Revenue,
  Adventist Health (AMBAC)                                                  5.250    11/15/2020     1,000,000       922,340
Orange County, Florida, Health Facilities Authority, Hospital Revenue,
  Orlando Regional Healthcare, Series C (MBIA)                              6.250    10/01/2021     2,000,000     2,109,200
Orlando, Florida, Utilities Commission, Water and Electric Revenue          6.000    10/01/2010     4,000,000     4,233,640
Orlando-Orange County, Florida, Expressway Authority (FGIC)                 8.250    07/01/2015        40,000        51,803
Palm Beach County, Florida, General Obligation, Series B                    6.500    07/01/2010     1,880,000     2,052,152
Palm Beach County, Florida, Solid Waste Authority, Revenue Improvement,
  Series B (AMBAC)                                                          5.375    10/01/2011     1,000,000       971,490
Palm Beach County, Florida, Solid Waste Industrial Development, Osceola
  Power Limited Partnership, Project A (AMT)(c)                             6.850    01/01/2014     2,500,000     1,934,650
Panama City, Florida, Water and Sewer Revenue                               5.625    10/01/2016     1,000,000       984,100
Puerto Rico Electric Power Authority, Power Revenue, Series X               6.000    07/01/2015     2,200,000     2,208,690
Puerto Rico Industrial Tourist, Educational, Medical and Environmental
  Control Facilities, Hospital Auxilio Mutuo Group, Series A (MBIA)         6.250    07/01/2024     2,000,000     2,072,600
Sunrise, Florida, Utility System Revenue, Capital Appreciation, Series A
  (AMBAC)(effective yield 5.65%)(b)                                         0.000    10/01/2009     1,000,000       503,340
Sunrise, Florida, Utility System Revenue, Capital Appreciation, Series A
  (AMBAC)(effective yield 5.75%)(b)                                         0.000    10/01/2010     1,000,000       470,230
Tallahassee, Florida, Health Facilities, Tallahassee Memorial Regional
  Medical Project (MBIA)                                                    6.625    12/01/2013     2,000,000     2,193,340
Tampa, Florida, Capital Improvement Program Revenue, Series B               8.375    10/01/2018     1,250,000     1,307,088
Tampa, Florida, Subordinate Guaranteed Entitlement Revenue, Series B (ETM)  8.500    10/01/2018        45,000        47,754
Texas Municipal Power Agency Revenue, Capital Appreciation (AMBAC)
  (effective yield 7.30%)(b)                                                0.000    09/01/2006       750,000       457,057
West Melbourne, Florida, Water and Sewer Revenue (FGIC)                     6.750    10/01/2014     1,000,000     1,098,190
TOTAL MUNICIPAL BONDS (COST-- $82,078,191)                                                                       83,988,992
TEMPORARY TAX-EXEMPT INVESTMENTS (0.6%) (COST-- $480,000)
Dade County, Florida, Water and Sewer System Revenue Bond, Series 1994 (a)  3.350    10/05/2022       480,000       480,000
TOTAL INVESTMENTS (COST-- $82,558,191) (E) (98.4%)                                                               84,468,992
OTHER ASSETS AND LIABILITIES-- NET (1.6%)                                                                         1,402,889
NET ASSETS (100.0%)                                                                                             $85,871,881

                                                        (CONTINUED ON NEXT PAGE)

PAGE 10
KEYSTONE FLORIDA TAX FREE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

 (a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.

(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity.

 (c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) At the discretion of the portfolio manager, these securities may be separated into securities with interest or principal payments that are linked to another rate or index and therefore would be considered derivative securities.

 (e) The cost of investments for federal income tax purposes amounted to $82,816,143. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at March 31, 1997 are as follows:

Gross unrealized appreciation               $2,624,177
Gross unrealized depreciation                 (971,328)
Net unrealized appreciation                 $1,652,849

Legend of Portfolio Abbreviations:

AMBAC-- American Municipal Bond Assurance Corporation

AMT-- Subject to Alternative Minimum Tax

ETM-- Escrowed to Maturity

FGIC-- Federal Guaranty Insurance Company

FSA-- Federal Security Assistance

MBIA-- Municipal Bond Investors Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                   DECEMBER 28,
                                                                                                                       1990
                                                                                                                 (COMMENCEMENT OF
                                                                    YEAR ENDED MARCH 31,                          OPERATIONS) TO
                                                1997       1996       1995       1994       1993       1992       MARCH 31, 1991
NET ASSET VALUE BEGINNING OF YEAR               $10.60     $10.33     $10.29     $10.94     $10.43     $10.17          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.55       0.56       0.56       0.58       0.61       0.72            0.18
Net realized and unrealized gain (loss)
  on investments and closed futures contracts    (0.19)      0.27       0.07      (0.44)      0.64       0.30            0.17
Total from investment operations                  0.36       0.83       0.63       0.14       1.25       1.02            0.35
LESS DISTRIBUTIONS FROM:
Net investment income                            (0.55)     (0.54)     (0.56)     (0.58)     (0.61)     (0.72)          (0.18)
In excess of net investment income               (0.01)     (0.02)     (0.03)     (0.05)     (0.03)         0               0
Net realized gain on investments                     0          0          0      (0.16)     (0.10)     (0.04)              0
Total distributions                              (0.56)     (0.56)     (0.59)     (0.79)     (0.74)     (0.76)          (0.18)
NET ASSET VALUE END OF YEAR                     $10.40     $10.60     $10.33     $10.29     $10.94     $10.43          $10.17
TOTAL RETURN (C)                                  3.50%      8.16%      6.42%      1.01%     12.32%     10.34%           3.52%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                                  0.76%(b)    0.76%(b)    0.75%    0.75%      0.68%      0.65%           0.65%(a)
  Total expenses excluding reimbursement and
    waivers                                       0.92%      0.92%      0.95%      1.00%      1.13%      1.21%           2.06%(a)
  Net investment income                           5.26%      5.32%      5.60%      5.16%      5.60%      6.82%           6.33%(a)
Portfolio turnover rate                            104%        89%       129%       113%        95%        63%              5%
NET ASSETS END OF YEAR (THOUSANDS)             $29,305    $37,286    $42,239    $45,150    $42,997    $29,258        $  6,922

 (a) Annualized.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.75% for the years ended March 31, 1997 and 1996, respectively.

 (c) Excluding applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE FLORIDA TAX FREE FUND

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                               FEBRUARY 1, 1993
                                                                                                               (DATE OF INITIAL
                                                                            YEAR ENDED MARCH 31,              PUBLIC OFFERING) TO
                                                                   1997       1996       1995       1994        MARCH 31, 1993
NET ASSET VALUE BEGINNING OF YEAR                                  $10.48     $10.24     $10.27     $10.94           $10.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                0.46       0.48       0.53       0.52             0.08
Net realized and unrealized gain (loss) on investments
  and closed futures contracts                                      (0.18)      0.28       0.02      (0.47)            0.14
Total from investment operations                                     0.28       0.76       0.55       0.05             0.22
LESS DISTRIBUTIONS FROM:
Net investment income                                               (0.47)     (0.50)     (0.49)     (0.48)           (0.08)
In excess of net investment income                                  (0.01)     (0.02)     (0.09)     (0.08)           (0.01)
Net realized gain on investments                                        0          0          0      (0.16)               0
Total distributions                                                 (0.48)     (0.52)     (0.58)     (0.72)           (0.09)
NET ASSET VALUE END OF YEAR                                        $10.28     $10.48     $10.24     $10.27           $10.94
TOTAL RETURN (C)                                                     2.75%      7.48%      5.61%      0.19%            2.06%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                                                     1.51%(b)    1.48%(b)    1.50%    1.50%            1.50%(a)
  Total expenses excluding reimbursement and waivers                 1.68%      1.68%      1.68%      1.74%            1.73%(a)
  Net investment income                                              4.51%      4.58%      4.81%      4.21%            4.00%(a)
Portfolio turnover rate                                               104%        89%       129%       113%              95%
NET ASSETS END OF YEAR (THOUSANDS)                                $46,918    $54,433    $51,083    $19,984          $ 1,704

 (a) Annualized.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47% for the years ended March 31, 1997 and 1996, respectively.

 (c) Excluding applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                               FEBRUARY 1, 1993
                                                                                                               (DATE OF INITIAL
                                                                            YEAR ENDED MARCH 31,              PUBLIC OFFERING) TO
                                                                    1997      1996       1995       1994        MARCH 31, 1993
NET ASSET VALUE BEGINNING OF YEAR                                  $10.50     $10.26     $10.28     $10.93           $10.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                0.45       0.48       0.47       0.51             0.07
Net realized and unrealized gain (loss) on investments and closed
  futures contracts                                                 (0.17)      0.28       0.08      (0.45)            0.14
Total from investment operations                                     0.28       0.76       0.55       0.06             0.21
LESS DISTRIBUTIONS FROM:
Net investment income                                               (0.47)     (0.50)     (0.49)     (0.49)           (0.07)
In excess of net investment income                                  (0.01)     (0.02)     (0.08)     (0.06)           (0.02)
Net realized gain on investments                                        0          0          0      (0.16)               0
Total distributions                                                 (0.48)     (0.52)     (0.57)     (0.71)           (0.09)
NET ASSET VALUE END OF YEAR                                        $10.30     $10.50     $10.26     $10.28           $10.93
TOTAL RETURN (C)                                                     2.74%      7.47%      5.61%      0.27%            1.95%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                                                     1.51%(b)    1.48%(b)    1.50%    1.50%            1.50%(a)
  Total expenses excluding reimbursement and waivers                 1.68%      1.68%      1.70%      1.84%            1.63%(a)
  Net investment income                                              4.51%      4.60%      4.86%      4.26%            2.95%(a)
Portfolio turnover rate                                               104%        89%       129%       113%              95%
NET ASSETS END OF YEAR (THOUSANDS)                                 $9,650    $11,795    $12,831    $13,096          $ 1,987

 (a) Annualized.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47% for the years ended March 31, 1997 and 1996, respectively.

 (c) Excluding applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE FLORIDA TAX FREE FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

ASSETS
 Investments at market value
   (identified cost-- $82,558,191)               $84,468,992
 Cash                                                    978
 Interest receivable                               1,885,531
 Receivable for investments sold                     980,853
 Prepaid expenses                                      5,491
   Total assets                                   87,341,845
LIABILITIES
 Payable for investments purchased                   986,303
 Distributions to shareholders                       353,652
 Payable for Fund shares redeemed                     75,010
 Distribution fee payable                             24,167
 Due to related parties                                4,010
 Other accrued expenses                               26,822
   Total liabilities                               1,469,964
NET ASSETS                                       $85,871,881
NET ASSETS REPRESENTED BY
 Paid-in capital                                 $87,506,452
 Accumulated distributions in excess of net
   investment income                                (352,869)
 Accumulated net realized loss on investments     (3,192,503)
 Net unrealized appreciation on investments        1,910,801
   TOTAL NET ASSETS                              $85,871,881
NET ASSET VALUE PER SHARE
 Class A Shares
    Net assets of $29,304,555/2,816,405 shares
      outstanding                                     $10.40
    Offering price per share
      ($10.40/0.9525)(based on a sales charge of H
      4.75% of the offering price at March 31,
      1997)                                           $10.92
  Class B Shares
    Net assets of $46,917,530/4,562,101 shares
      outstanding                                     $10.28
  Class C Shares
    Net assets of $9,649,796/936,597 shares
      outstanding                                     $10.30

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME
 Interest                                            $5,809,797
EXPENSES
 Distribution Plan expenses             $613,577
 Management fee                          507,576
 Transfer agent fees                     103,813
 Custodian fees                           64,048
 Professional fees                        23,459
 Reimburseable accounting                 18,143
 Other                                    35,294
 Fees waived by Investment Manager      (160,819)
     Total expenses                    1,205,091
   Less: Expenses paid indirectly         (8,966)
   Net expenses                                       1,196,125
 Net investment income                                4,613,672
Net realized and unrealized loss on
 investments and closed futures
 contracts (Note 3)
 Net realized loss on:
   Investments                          (872,314)
   Closed futures contracts              (81,932)
   Realized loss on investments and
     closed futures contracts                          (954,246)
   Net change in unrealized
     appreciation (depreciation) on
     investments                                       (593,956)
 Net realized and unrealized loss on
   investments and closed futures
   contracts                                         (1,548,202)
 Net increase in net assets
   resulting from operations                         $3,065,470

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED MARCH 31,
                                                                                               1997            1996
OPERATIONS
  Net investment income                                                                    $  4,613,672    $  5,235,282
  Net realized gain (loss) on investments and closed futures contracts                         (954,246)      3,334,947
  Net change in unrealized appreciation (depreciation) on investments                          (593,956)       (479,647)
     Net increase in net assets resulting from operations                                     3,065,470       8,090,582
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
     Class A                                                                                 (1,760,650)     (2,068,359)
     Class B                                                                                 (2,363,748)     (2,582,018)
     Class C                                                                                   (489,274)       (584,905)
  In excess of net investment income:
     Class A                                                                                    (46,750)        (81,365)
     Class B                                                                                    (62,764)       (101,572)
     Class C                                                                                    (12,992)        (23,009)
     Total distributions to shareholders                                                     (4,736,178)     (5,441,228)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
     Class A                                                                                  1,516,596       2,637,449
     Class B                                                                                  3,171,407      10,874,867
     Class C                                                                                    362,937         980,649
  Payment for shares redeemed:
     Class A                                                                                 (9,405,525)     (9,315,509)
     Class B                                                                                (10,685,777)     (9,762,560)
     Class C                                                                                 (2,508,025)     (2,573,632)
  Net asset value of shares issued in reinvestment of distributions:
     Class A                                                                                    497,684         564,333
     Class B                                                                                    896,419       1,035,196
     Class C                                                                                    182,889         271,631
     Net decrease in net assets resulting from capital share transactions                   (15,971,395)     (5,287,576)
     Total decrease in net assets                                                           (17,642,103)     (2,638,222)
NET ASSETS:
  Beginning of year                                                                         103,513,984     106,152,206
  End of year [Including accumulated distributions in excess of net investment income as
     follows: 1996-- ($352,869) and 1996-- ($436,130)]                                     $ 85,871,881    $103,513,984

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 16
KEYSTONE FLORIDA TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Florida Tax Free Fund (the "Fund") is a separate series of the Keystone State Tax Free Fund, a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to achieve the highest possible current income exempt from federal income taxes, while preserving capital.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Securities held by the Fund are valued by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term investments with greater than 60 days to maturity are valued at market value.

B. FUTURES CONTRACTS

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.
  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.
  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

D. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

E. DISTRIBUTIONS
Distributions from net investment income are declared and paid monthly. The Fund distributes net capital gains, if any, at least, annually.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of market discount on securities.

F. CLASS ALLOCATIONS

Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase.
  Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion features.
  Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.
  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

                                    YEAR ENDED MARCH 31,
                                      1997         1996
CLASS A
Shares sold                           143,758      247,533
Shares redeemed                      (892,684)    (873,200)
Shares issued in reinvestment of
  dividends and distributions          47,237       53,198
Net decrease                         (701,689)    (572,469)
CLASS B
Shares sold                           306,536    1,027,017
Shares redeemed                    (1,025,655)    (918,380)
Shares issued in reinvestment of
  dividends and distributions          86,179       98,392
Net increase (decrease)              (632,940)     207,029
CLASS C
Shares sold                            35,183       92,047
Shares redeemed                      (239,822)    (244,752)
Shares issued in reinvestment of
  dividends and distributions          17,534       25,773
Net decrease                         (187,105)    (126,932)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended March 31, 1997 were $98,820,748 and $114,559,136, respectively.
  As of March 31, 1997, the Fund has a capital loss carryover for federal income tax purposes of approximately $2,934,000 which expires as follows:
$1,845,000-- 2002 and $1,089,000-- 2005.

4. DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds

PAGE 18
KEYSTONE FLORIDA TAX FREE FUND

Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.15% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.
  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 0.90% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.15% is used to pay service fees.
  During the year ended March 31, 1997, amounts paid to EKD and/or EKIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $46,410, $469,958 and $97,209, respectively.
  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.
  At March 31, 1997 total unpaid distribution costs were $3,352,712 for Class B shares and $1,350,164 for Class C shares.
  EKD has advised the Fund that it has retained $4,353 from front-end sales charges resulting from the sales of Class A shares during the year ended March 31, 1997.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of an investment advisory agreement, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed and paid daily, at an amount determined by applying percentage rates starting at 0.55% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.
  Keystone has voluntarily limited the expenses, excluding indirectly paid expenses, of Class A shares to 0.75% of its average daily net assets and has limited the expenses, excluding indirectly paid expenses, of Class B and C to 1.50% of the average daily net assets of each respective class. For the year ended March 31, 1997, Keystone waived $160,819 of its fee.
  During the year ended March 31, 1997, the Fund paid or accrued $18,143 to Keystone for certain accounting services. Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the year ended March 31, 1997, the Fund incurred total custody fees of $64,048 and received a credit of $8,966 pursuant to this expense offset arrangement, resulting in a net custody expense of $55,082. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. CONCENTRATION OF CREDIT RISK

The Fund invests a substantial portion of its assets in issuers located in the state of Florida and, therefore, may be more affected by economic and political developments in Florida than would be a comparable general tax-exempt mutual fund.

PAGE 20
KEYSTONE FLORIDA TAX FREE FUND

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE STATE TAX FREE FUND

We have audited the accompanying statement of assets and liabilities of Keystone Florida Tax Free Fund (one of the portfolios constituting Keystone State Tax Free Fund), including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the six-year period then ended and the period from December 28, 1990 (commencement of operations) to March 31, 1991 for Class A shares and for each of the years in the four-year period ended March 31, 1997 and the period from February 1, 1993 (date of initial public offering) to March 31, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Florida Tax Free Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP

Boston, Massachusetts
May 2, 1997

ADDITIONAL INFORMATION
(UNAUDITED)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 9, 1996. In addition, below each proposal are the results of that vote.

1. TO ELECT THE FOLLOWING TRUSTEES:

                                  AFFIRMATIVE     WITHHELD
  Laurence B. Ashkin                 7,632,639      134,730
  Frederick Amling                   7,637,980      129,389
  Charles A. Austin III              7,637,980      129,389
  Foster Bam                         7,634,470      132,899
  George S. Bissell                  7,637,980      129,389
  Edwin D. Campbell                  7,637,980      129,389
  Charles F. Chapin                  7,634,563      132,806
  K. Dun Gifford                     7,637,980      129,389
  James S. Howell                    7,634,225      133,144
  Leroy Keith, Jr.                   7,636,394      130,975
  F. Ray Keyser                      7,637,980      129,389
  Gerald M. McDonnell                7,636,056      131,313
  Thomas L. McVerry                  7,636,394      130,975
  William Walt Pettit                7,636,056      131,313
  David M. Richardson                7,637,980      129,389
  Russell A. Salton, III M.D.        7,634,470      132,899
  Michael S. Scofield                7,636,056      131,313
  Richard J. Shima                   7,637,980      129,389
  Andrew J. Simons                   7,636,394      130,975

2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY:

  Affirmative             7,425,501
  Against                   111,920
  Abstain                   229,947

FEDERAL TAX STATUS-- 1997
FISCAL YEAR DISTRIBUTIONS (UNAUDITED)

96.04% of the dividends distributed by the Fund for the year ended March 31, 1997 are exempt from federal income tax.

                      (This Page Left Blank Intentionally)

                      (This Page Left Blank Intentionally)

                                 KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                    (diamond)
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                          Small Company Growth Fund II
                           Strategic Development Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

                               Evergreen Keystone
                   (Logo)            FUNDS          (Logo)


   P.O. Box 2121
   Boston, Massachusetts 02106-2121

FLTFF-4 5/97                                      (recycled logo)